LEASE AGREEMENT

        THIS LEASE Agreement (the "Lease"), made and entered
into this            day of
January, 1994, by and between P. B. Realty, Inc., hereinafter called "LANDLORD," and
Brendle's Stores, Inc., a North Carolina corporation, hereinafter called "TENANT."

                               W I T N E S S E T H:

        In consideration of the mutual covenants, promises and agreements herein contained, the parties hereto do hereby covenant, promise and agree, each with the other, as follows:

        1. GRANT: The LANDLORD does hereby lease and demise unto TENANT, to have and to hold, 224,000 square feet of the east section of the approximately 390,000 square foot building currently known as the Brendle's Distribution Center ("Distribution
Center"), located in Elkin, Surry County, North Carolina. for the term hereinafter specified.
Said 224,000 square foot portion of the Distribution Center is more particularly described in the diagram attached as Exhibit 1 and incorporated herein by reference (the "Premises").
The real property on which the Distribution Center is located is more particularly described on Exhibit 1(a) attached hereto and incorporated by reference. TENANT hereby agrees to take and lease from the LANDLORD said premises for the term hereafter specified.

        Also granted to TENANT, its employees, agents and invitees is a non-exclusive right to use the common area and common facilities of the Distribution Center during the term of the Lease. TENANT'S intended use of the Premises is for a distribution operation for
TENANT'S stores. Accordingly, LANDLORD acknowledges that TENANT'S non-exclusive right to use the common areas includes, without limitation, the right for trucks and other delivery vehicles to enter upon and exit the Premises 24 hours a day.

        2. TERM: The term of the Lease shall begin upon execution of the Lease by both parties and shall end at the end of the ninth lease year following the "Rent
Commencement Date" as hereinafter defined. For purposes of the Lease, a "lease year" shall mean February 1 through January 31. TENANT shall have the option to extend the term of the lease for three consecutive, independent option periods of three years each (the
Renewal Term(s)) with the rental rate during each option period to be based on a Consumer Price Index ("CPI") increase at the end of the preceding period. Such option shall be exercised by written notice to LANDLORD of TENANT'S election to exercise such an option 365 days prior to the end of the then current term of the Lease.

        3.    RENT COMMENCEMENT DATE AND DELIVERY OF
PREMISES:  The
"Rent Commencement Date" of this lease shall be February 1, 1994. LANDLORD acknowledges that LANDLORD's ownership interest in the Distribution Center was acquired from TENANT pursuant to that certain Purchase and Sale Agreement between
Brendle's Stores, Inc. and P.B. Realty, Inc. dated January
____, 1994 (hereinafter the "Sale
Agreement"). Therefore, notwithstanding the fact that the Rent Commencement Date does not begin until February, 1994, LANDLORD acknowledges
TENANT'S right to be in possession of the



Premises during the period between from
the closing of the Sale
Agreement to the Rent Commencement Date.

        4. RENTAL: The TENANT hereby agrees to pay to the LANDLORD as Rent for the Premises during the term of the Lease, including renewals, the following amounts:


        (a)   Five Hundred Four Thousand Dollars
              ($504,000.00) per annum, payable in
              equal monthly installments of Forty-Two
              Thousand Dollars ($42,000.00) each,
              beginning on the Rent Commencement Date and continuing during years one through three of the initial term of the Lease;

        (b)   Five Hundred Sixty Thousand Dollars
              ($560,000.00) per annum, payable in
              equal monthly installments of Forty-Six
              Thousand Six Hundred Sixty-Six and
              67/100 Dollars ($46,666.67) each, during years four through six of the initial term of the Lease;

        (c)   Six Hundred Sixteen Thousand Dollars
              ($616,000.00) per annum, payable in
              equal monthly installments of Fifty-One
              Thousand Three Hundred Thirty-
              Three and 33/100 Dollars ($51,333.33) each, during years seven through nine of the initial term of the Lease;

        (d) During each of the Renewal Terms, the Rent during each renewal period shall be determined by the percentage increase of the Consumer Price Index
              ("CPI") published by the U.S. Department of Commerce for the Southeastern
              United States for urban areas, from the first day of the preceding term of the Lease to the first day of the renewal term.
              However, in no event shall the
              Rent for any given year be less than for the immediately preceding year.

        Each monthly installment of Rent shall be due and payable on the first day of each calendar month following the Rent Commencement Date and shall be past due if not paid on or before the tenth day of each month. If a monthly installment of Rent becomes past due, LANDLORD may provide written notice, via facsimile, to the TENANT of such past due Rent. If, after five business days from the date of the written notice, LANDLORD has not received the past due monthly Rent installment, then, in that event, a penalty of 1% of the past due monthly Rent installment shall become due and payable in addition to the past due monthly Rent installment.

        5.    OTHER CHARGES:

        (a) TENANT: The TENANT hereby agrees to pay for the following items as they are incurred, beginning on the Rent
              Commencement Date, by direct
              payment, with proof of such payment being provided to LANDLORD if requested:



                            2


                 (i) All routine maintenance of the
                     leased Premises, as well as utilities
                     attributable to the Premises and such
                     other charges as are set forth in
                     Paragraph 7.

        (b) LANDLORD: The LANDLORD hereby agrees to pay for the following items as they are incurred, by direct payment, with proof of such payment being provided to TENANT if requested by TENANT:

                  (i) All city and county taxes and
                      assessments, insurance and structural
                      maintenance on the Premises and such
                      other charges are set forth in
                      Paragraph 7.

        6.    TENANT'S RESPONSIBILITIES:  TENANT shall:

        (a) Keep the interior of the Premises in good condition and repair, reasonable wear and tear excepted;

        (b) Keep the Premises, entryways and delivery areas, if any, reasonably clean and free from rubbish and dirt;

        (c) Not make or suffer any waste on the Premises or permit anything to be done in or upon the Premises creating a nuisance thereon;

        (d)   Permit the LANDLORD or its agents, at
              reasonable agreed upon times, to
              enter upon the Premises for purpose of
              examining or showing the same to
              prospective purchasers;  and

        (e) Comply with all lawful requirements of local, state or Federal authorities having jurisdiction respecting the manner in which the Premises are used.

        (f) Be responsible for the following common area maintenance services needed at the building:

                      (1) Snow removal;
                      (2) Repairs for parking lot lighting;
                      (3) Landscaping replacement needs; and
                      (4) Grass cutting.

TENANT shall have the right to contract, in the name of the LANDLORD, for the above common area maintenance services to be provided by a qualified contractor. LANDLORD shall have the right to approve any such contract, but LANDLORD's approval shall not be unreasonably withheld. Contracts for common area maintenance services shall be in the name of the LANDLORD, however, bills for common area maintenance services shall be sent by the



                            3


contractor directly to the TENANT, based pro-rata on the portion of the square footage of the Distribution Center leased to TENANT. Should
TENANT fail to contract for said services, LANDLORD shall have the right to contract for the above common area maintenance services with a qualified contractor and TENANT shall be billed for its pro-rata portion, based on square footage leased, of the common area maintenance costs.


        7. LANDLORD'S RESPONSIBILITIES: LANDLORD shall, at its cost and expense, keep and maintain the structure and parking lot of the Distribution Center, including without limitation, the roof, gutters, elevators, downspouts, exterior and structural walls, and foundation and shall make structural repairs as necessary for both the exterior and interior of the Distribution Center.
If any portion of the common area (including any portion of the building which is the responsibility of the LANDLORD) shall at any time be in need of repair, LANDLORD will repair the same promptly upon receipt of written notice from TENANT to do so. Included without limitation, within the repair responsibilities of LANDLORD shall be the replacement of the heating, ventilation and air conditioning system ("HVAC") for the Premises or any of its major components. LANDLORD stipulates and agrees, that notwithstanding any of the provisions of this Lease agreement, if TENANT notifies LANDLORD that the HVAC maintenance contractor has advised that the HVAC or one of its major components must be replaced, LANDLORD shall have five (5) business days from the date of such notice to commence replacement of the HVAC or its major components, and if LANDLORD has not commenced this replacement within five (5) business days after notice, TENANT may undertake to make the replacement to the HVAC or its major components and charge the reasonable cost to LANDLORD, including at TENANT'S option as an offset of future rent due under the Lease. TENANT agrees to provide a quarterly maintenance contract in the name of the LANDLORD, on the HVAC system currently installed at the Distribution Center, for services to be provided by a qualified HVAC contractor. This contract shall be subject to approval by the LANDLORD but LANDLORD's approval shall not be unreasonably withheld. Should TENANT fail to contract for said quarterly HVAC maintenance services, LANDLORD shall have the right to enter into a contract with a qualified HVAC contractor and send the bill for said quarterly maintenance services to TENANT for payment. This quarterly maintenance contract shall cover routine maintenance and service of the HVAC system but shall not include the replacement of major components such as motors and compressors. TENANT shall provide this maintenance contract only for so long as TENANT is the only occupant of the Distribution Center. If at any time another tenant occupies any portion of the Distribution Center, TENANT shall transfer the quarterly maintenance contract to the
LANDLORD and TENANT shall only be responsible for a pro rata share of the quarterly maintenance contract costs based on square footage leased by TENANT.

        If, in order to protect the TENANT'S property in the building, it shall be necessary that TENANT make emergency repairs to any portion thereof which is the responsibility of the LANDLORD to repair, or if the LANDLORD within sixty (60) days after notice from TENANT to do so, fails or neglects to make with all due diligence such other repairs to the building or


                                    4

common areas (including parking areas) which are the responsibility of LANDLORD, TENANT shall have the right to make such repairs and to deduct from the rental installments then due or thereafter to become due, such sums as may be necessary to reimburse the TENANT for the money expended or expense incurred by it in making such repairs. PROVIDED, HOWEVER, if TENANT notifies
LANDLORD that the roof of the Premises is leaking, it shall be TENANT's responsibility to contact the appropriate warranty party to commence repairs to the roof, and such repairs shall be undertaken at LANDLORD'S cost and expense. Notwithstanding anything to the contrary contained herein, TENANT does not waive any right or remedy available to TENANT at law or equity should TENANT suffer any damage to its property.

        In the event that LANDLORD fails to repair items which are LANDLORD'S responsibility within thirty (30) days after notice from TENANT to do so, TENANT shall have the right to make such repairs at a reasonable cost, and if LANDLORD does not reimburse TENANT for the reasonable cost of those repairs within thirty (30) days after presentation of an invoice therefor, to deduct from the rental installments then or thereafter due, such sums as may be necessary to reimburse the TENANT for monies expended by it in making such repairs.

        LANDLORD covenants and agrees that during the term of the Lease, TENANT and its employees, agents, officers, customers, licensees and invitees shall have a license for the non-exclusive use for pedestrian and vehicular traffic, as the case may be, of the common areas and facilities of the Distribution Center, including, but not limited to parking areas, streets, sidewalks, roadways, public washrooms, public shelters, landscape areas and all other areas and facilities located in and about the Distribution Center, such use to be in common with the LANDLORD and all other to whom LANDLORD has or may hereafter grant rights to use the same. The common areas, shall, at all times, be subject to reasonable control and management of LANDLORD and such use by TENANT shall be subject to such reasonable rules and regulations as LANDLORD may, from time to time, adopt after consultation with TENANT, provided, however, that any such rules and regulations do not interfere with the distribution operations of the TENANT in the Premises.

        8. SIGNS: TENANT may, at its own expense, place, erect and maintain exterior signs on the wall or any other place on or about the Premises, and on any "center pylon" or "center monument" with the prior written consent of the LANDLORD, which consent shall not be unreasonably withheld or delayed, and which signs shall remain the property of the TENANT and may be removed at any time during the term of the Lease, or any extension thereof, provided TENANT shall repair or reimburse LANDLORD for the costs of any damage to the Premises resulting from the installation or removal of such signs. In the event the LANDLORD shall fail to respond to a written request of TENANT to consent to a sign within thirty days of said written request, LANDLORD shall be deemed to have consented to such sign.

        9. INTERIOR ALTERATIONS: The TENANT, at its own expense, may from time to time during the term of the Lease make any interior alterations,


                                     5

additions and improvements in and to the Premises which it may deem necessary or desirable, and which do not adversely affect the structural integrity thereof, but it shall make them in a good, workmanlike manner and in accordance with all express requirements of governmental authorities. If TENANT desires to make material structural or material exterior changes to the Premises, the prior written consent of the LANDLORD is required and such written consent shall not be unreasonably withheld.
All permanent structural improvements shall belong to the LANDLORD and become a part of the Premises upon termination of this lease. Any temporary improvements shall belong to the TENANT and may be removed by the TENANT at any time during the term of the Lease, or at the expiration of the lease, but TENANT shall be required, at its own expense, to repair any damage to the Premises resulting from the installation or removal of such items.

        10. FIRE, OTHER CASUALTIES AND INSURANCE: If the Premises, the appurtenances thereto, the common facilities or areas, or any other portion of the Distribution Center shall, during the term of the Lease, or any extensions thereof, be damaged or destroyed by fire or other casualty, or any cause whatsoever, either in whole or in part, LANDLORD shall forthwith remove any resulting debris and repair and/or rebuild the damaged or destroyed structures or other improvements, including any improvements made by LANDLORD or any of LANDLORD'S Tenant's, in accordance with the plan pursuant to which such property was most recently constructed. In the event LANDLORD fails or refuses to make the necessary repairs or reconstruction with reasonable expedition in order to minimize TENANT'S inconvenience and loss, TENANT shall have the option to make such necessary repairs to protect its interest and to restore the Premises to its former condition, and TENANT shall claim and be entitled to a credit against rentals now due or to become due hereafter for the monies expended to make such necessary repairs. In any event, until such time as the Premises, the appurtenances thereto, the common facilities or areas or any other portions of the Distribution Center are repaired, rebuilt and put in good and tenantable order, the TENANT shall be allowed a proportionate abatement in rent for the area rendered untenantable, and if the damage is to the Premises, there shall be an abatement of rent for an additional sixty (60) days from the date the repairs are completed for TENANT to refixture and restock.

        It is expressly provided, however, that if the LANDLORD for any reason whatsoever fails to commence the repair and restoration work within thirty (30) days from the date that such damage or destruction occurred, or fails thereafter to proceed diligently to complete such repair or restoration, and should the TENANT not elect to undertake the repair or restoration itself, then and in that event, the TENANT in addition to such other rights and remedies as may be accorded the TENANT by law, shall have the right and option to terminate the Lease by giving LANDLORD written notice of the TENANT'S election so to do at any time prior to the completion of such repairs or rebuilding, provided the
LANDLORD shall not be actively undertaking such restoration and upon such notice being given, the term of the Lease shall automatically terminate and end retroactive to the date when the damage or destruction occurred.

        Anything herein to the contrary notwithstanding, it is agreed that: (i) if the Premises


                                  6

should be damaged or destroyed by fire or other cause to such an extent that the cost of restoration would exceed fifty percent (50%) of the amount it would cost to replace the Premises in its entirety at the time such damage or destruction took place; and (ii) if at the time of such damage or destruction the term or any renewal of the Lease is scheduled to expire within a period of two (2) years, then and in that event either the LANDLORD or TENANT shall have the right and option to terminate the term of the Lease by giving the other party to the Lease notice of such election within thirty (30) days after such damage or destruction shall have taken place, provided, however, that the TENANT shall have the right to nullify any such notice of termination given by the LANDLORD if at any time such notice is given an option herein granted the TENANT to extend the term of this lease for an additional period remains unexercised and the TENANT exercises such option within thirty (30) days after the receipt of such notice from the LANDLORD, in which event the LANDLORD'S notice of such termination shall be of no force or effect and the parties shall be remitted to their various rights under the Lease.

        LANDLORD agrees to keep the Distribution Center of which the Premises is part of the whole insured against loss or damage by replacement cost property and casualty insurance with extended overage to the extent of at least eighty percent (80%) of the full insurable value thereof, including all improvements, alterations, additions and LANDLORD further agrees that all monies collected from such insurance shall be used toward the full compliance and obligations of the LANDLORD under this paragraph 10 and under the Lease. The LANDLORD, in furtherance of this obligation, agrees to furnish the TENANT a satisfactory certificate of insurance evidencing replacement costs property and casualty insurance with extended coverage in force and applicable to the Distribution Center and agrees to notify the TENANT immediately upon the lapse of any of the agreed upon insurance coverage during the term of the Lease. In addition thereto, LANDLORD will provide the TENANT, upon request, with an exact copy of the applicable insurance policy or policies in order to permit the TENANT to procure such other and further or supplemental coverage as the TENANT may deem desirable.

        11.   EMINENT DOMAIN:

        (a)   CONDEMNATION AWARD:  In the event the
              Distribution Center or any
              part thereof or the Premises or any part thereof shall be taken or condemned either permanently or temporarily for any public or quasi-public use or purpose by any authority in appropriate proceedings or by any right of eminent domain, the entire compensation award thereof, including but not limited to, all damages as compensation for diminution in value of the leasehold, reversion and fees shall belong to the LANDLORD without any deduction thereof for any present or future estate of TENANT, and TENANT acknowledges that it has no right, title or interest to such award. However,
              TENANT shall have the right to recover from the condemning authority but not from LANDLORD, such compensation as may be separately awarded to
              TENANT on account of interruption of TENANT'S


                                 7

              business and for moving
              and relocation expenses, including, but not limited to, recovery of TENANT'S cost to cure damages caused to its leasehold interests or estate. LANDLORD shall promptly, following any partial condemnation that does not result in a termination of the Lease, restore the demised Premises as nearly as possible to the condition as existed immediately prior to such taking but only to such extent of the net award received by LANDLORD and fixed minimum rent shall equitably abate during such restoration.

        (b)   TERMINATION BY TENANT:

                (i) If thirty-five percent (35%) or
                    more of the Premises shall be taken or
                    condemned by any competent authority for any public or quasi-public use or purpose, then, and in that event, the TENANT shall have thirty
                    (30) days in which to elect to terminate the Lease and if TENANT does elect to terminate the lease, the rent shall be apportioned from the date of such taking.

               (ii) If any material portion of the
                    common area or the Premises shall be
                    taken or condemned by any competent
                    authority for any public or
                    quasi-public use or purpose and in a
                    reasonably determination of
                    TENANT, such taking will materially and
                    detrimentally affect
                    TENANT'S use of the Premises, then
                    TENANT shall have the right to
                    cancel and terminate the Lease by
                    delivery of written notice of
                    termination within thirty (30) days
                    after such taking or conveyance of
                    physical possession.

        (c) TERMINATION BY LANDLORD: In the case of any taking or condemnation, then upon actual taking or conveyance of physical possession of any material part of the Premises, LANDLORD may cancel and terminate the Lease by giving notice to TENANT within forty-five (45) days after such taking or conveyance of physical possession.
              For the purpose of this
              paragraph a "material part" of the
              Distribution Center shall mean at least
              twenty-five percent (25%) of the Premises.
              This lease shall terminate on the
              date specified in such termination notice, provided that such date shall not be less than one hundred eighty (180) days after the date of such notice. If the Lease is not terminated following any actual takings or conveyances of any part of the Premises, the LANDLORD shall, at LANDLORD'S own expense, make such repairs to the Premises as are necessary to make the Premises complete and tenantable space, and a proportional allowance shall be made in the rent and additional charges based on the ration of the square footage of the new Premises to the square footage of the original Premises.

12. INDEMNIFICATION: TENANT'S INSURANCE. TENANT shall indemnify LANDLORD and save it harmless from any default by TENANT in


                                 8


the performance of any of the terms of the Lease agreement on TENANT'S part to be performed and all claims, suits, demands, actions, damages, liability and expense
(including reasonable attorney's fees)
in connection with the loss of life, bodily or personal injury or property damage (and each and all of them) arising from or out of any occurrence in, upon, at or from the Premises or occupancy or use by TENANT of said Premises or common area of the Distribution Center, or any part thereof, which is occasioned wholly or in part by any act or omission by TENANT, its agents, contractors, employees, servants, licensees, or concessionaires, and which are not a result of any act or omission of LANDLORD, its agents, contractors, employees, servants, licensees, or concessionaires. If any action or proceeding shall be brought against LANDLORD or LANDLORD'S agents, or its mortgagee based upon any such claim and if TENANT, upon notice from LANDLORD shall cause such action or proceeding to be defended at TENANT'S expense by counsel reasonably satisfactory to both parties, without any disclaimer of liability by TENANT in connection with such claim, TENANT shall not be required to indemnify LANDLORD for attorney fees and disbursements in connection with such action or proceeding.

        TENANT shall, at all times during the term of the Lease agreement, maintain in full force and effect comprehensive general liability insurance on an occurrence basis with a minimum liability and a combined single limit of not less than $1,000,000 with an additional umbrella liability policy with combined single limit coverage of at least $5,000,000 which insurance shall contain contractual liability endorsement covering the matters set forth herein, and a personal injury endorsement including claims brought by employees, agents or contractors of an insured.

        All insurance policies required by this section shall be written as primary policies not contributing with, nor in excess of any coverage that LANDLORD may carry, and all insurance procured hereunder by TENANT shall name LANDLORD and at LANDLORD'S request, its mortgagee, as additional insureds, as their interests may appear, for the full amount of the insurance herein required with respect to the operations and activities of
TENANT on or in connection with the Distribution Center.
Each such policy shall contain
an endorsement that the LANDLORD, although named as an insured, nevertheless shall be entitled to recovery under said policies for any loss or damage occasioned to it, its servants, agents, employees and contractors by reason of the negligence of the TENANT, its servants, agents, employees or contractors.

                  13.   INDEMNIFICATION:  LANDLORD'S
INSURANCE.  LANDLORD shall
indemnify TENANT and save it harmless from any default by LANDLORD in the performance of any of the terms of the Lease on LANDLORD'S part to be performed and all claims, suits, demands, actions, damages, liability and expense (including reasonable attorney fees) in connection with the loss of life, bodily or personal injury, or personal damage (and each and all of them) arising from or out of any occurrence in, upon, at or from the Premises, the common areas, the Distribution Center or any part of the
Distribution Center, which is occasioned wholly or in part


                              9

by any act or omission by
LANDLORD, its agents, contractors, employees or servants, and which are not a result of any act or omission of TENANT, its agents, contractors, employees, servants, licensees, or concessionaires. If any action or proceeding shall be brought against TENANT or
TENANT'S agents, or its mortgagee based upon any such claim and if LANDLORD, upon notice from TENANT shall cause such action or proceeding to be defended at LANDLORD'S expense by counsel reasonably satisfactory to both parties, without any disclaimer of liability by LANDLORD in connection with such sale, LANDLORD shall not be required to indemnify TENANT for attorney fees and disbursements in connection with such action or proceeding.

        LANDLORD shall, at all times during the term of this lease agreement maintain in full force and effect comprehensive general liability insurance on an occurrence basis with a minimum liability and a combined single limit of not less than 5,000,000, which insurance shall contain a contractual liability endorsement covering the matters set forth herein, and a personal injury endorsement including claims brought by employees, agents or contractors of an insured.

        All insurance policies required by this section shall be written as primary policies not contributing with, not in excess of any coverage that TENANT may carry, and all insurance procured hereunder by LANDLORD shall name its mortgagee, as additional insured, as its interest may appear, for the full amount of the insurance herein required with respect to the operations and activities of LANDLORD on or in connection with the Distribution Center.

        14. QUIET ENJOYMENT: The LANDLORD covenants, warrants and represents that LANDLORD has full right and power to execute the Lease, that LANDLORD has fee simple, marketable title to the Premises and the Distribution Center, and that the TENANT, on paying the rent and other charges herein reserved, and performing the covenants and agreements hereof, shall peaceably and quietly have, hold and enjoy the Premises and all rights, easements, appurtenances and privileges belonging or appertaining thereto, during the full term of the Lease and any extension hereof.

        LANDLORD further covenants, warrants and represents that upon the Rent Commencement Date, the Distribution Center, including the Premises, will be free and clear of all liens and encumbrances superior to the leasehold hereby created, with the sole exception of certain permanent or long-term financing from LANDLORD'S lender (hereinafter "mortgagee"); that LANDLORD has provided TENANT with a non-disturbance agreement executed by said mortgagee which will allow TENANT to continue its quiet enjoyment of the Premises in the event of a foreclosure of said long-term financing.
Should zoning or restrictions be in effect or adopted at any time during the term of this lease, unreasonably preventing or restricting TENANT from conducting its business or using the common areas (including the parking areas) in conjunction therewith, the TENANT at its option may terminate the Lease and be released of and from all further liability hereunder.

     15.   TENANT'S DEFAULTS:  If two consecutive monthlyrent payments specified


                                     10

in this Lease shall remain unpaid for a period of twenty
(20) days after written notice to
TENANT of said unpaid rent, LANDLORD shall have the right to terminate this Lease
Agreement with respect to the unexpired term, and accelerate the balance of the rent payments remaining under the then current term of the Lease, except in no event shall this acceleration provision be for an amount in excess of thirty-six (36) months of rent payments.
This limitation on the right of acceleration, however, shall not limit the LANDLORD's right of recovery for TENANT's default under any other provision hereof, or as provided by law or equity. On termination, LANDLORD may recover from TENANT all damages resulting from TENANT's breach, including, but not limited to the cost of recovery of the Premises and placing them in satisfactory condition, and attorneys' fees, all of which sums shall be immediately payable to LANDLORD from TENANT. Any receipt of past due rent by LANDLORD will not constitute a waiver of the provisions of this paragraph with respect to subsequent past due rentals. TENANT shall be entitled to mitigation of the amount paid to LANDLORD as a result of the acceleration of rent payments due to default in an amount equal to rent payments received by LANDLORD from any subsequent tenant occupying the
Premises during the unexpired term of TENANT, less all costs of reletting the Premises to such subsequent tenant. LANDLORD shall have a duty to make reasonable efforts to relet the Premises after default by the TENANT and shall reasonably consider any subsequent tenant offered by TENANT in mitigation of damages to LANDLORD.

        16. LANDLORD'S DEFAULT: If the LANDLORD shall fail to perform any of the terms, provisions, covenants or conditions to be performed or complied with by the LANDLORD pursuant to the Lease, or if the LANDLORD should fail to make any payment which the LANDLORD agrees to make, and if any such failure shall, if it relates to a matter which is not of an emergency nature, remain uncured for a period of thirty (30) days after the TENANT shall have served upon the LANDLORD notice of such failure (or such shorter period as may be specified hereinabove in this lease), or for a period of forty-eight (48) hours after service of such notice if in the TENANT'S judgment reasonably exercised such failure relates to a matter which is of an emergency nature, then TENANT may, at TENANT'S option, perform any such terms, provisions, covenants or conditions and make any such payment, as LANDLORD'S agent, and in TENANT'S sole reasonable discretion as to the necessity therefor, and the full amount of the cost and expense entailed, for the payment so made, shall immediately be owing by the LANDLORD to TENANT and
TENANT shall have the right to deduct the amount thereof, together with interest at twelve percent (12%) per annum from the date of payment, without liability or forfeiture, from rents then due or thereafter coming due hereunder and irrespective of who may own or have an interest in the Premises at the time such deductions are made. Any such deduction made in good faith shall not constitute a default in the payment of rent unless the TENANT shall fail to pay the amount of such deduction to the LANDLORD within thirty (30) days after the final adjudication that such amount is owing to the LANDLORD. The option given in this paragraph is for the sole protection of the TENANT and its existence shall not release the LANDLORD from the obligation to perform the terms, provisions and covenants and conditions herein provided to be performed by the LANDLORD, nor shall it deprive the TENANT of any legal rights which it may have by reason of any such



                                   11

default by LANDLORD.

        17. NOTICES: All notices required to be given to TENANT shall be in writing and shall be deemed given three (3) days after being placed in the United States mail, postage prepaid, by either registered or certified mail, return receipt requested, addressed to the TENANT, as follows:


                  Brendle's Stores, Inc.
                  1919 North Bridge Street
                  Elkin, North Carolina  28621
                  ATTN:  Manager of Property Lease Management

with a copy to :

                  M. Joseph Allman, Esquire
                  Allman Spry Humphreys & Leggett, P.A.
                  PO Drawer 5129
                  Winston-Salem, North Carolina 27103-5129

or to such other address as TENANT may give to LANDLORD by the notice required herein.

        All notices required to be given to LANDLORD shall be in writing and be deemed given three days after being placed in the United States mail, postage prepaid, by either registered or certified mail, return receipt requested, addressed to LANDLORD as follows:




                               12


                P.B. Realty, Inc.
                PO Box 500
                Golfview Park
                Lenoir, North Carolina 28645

with a copy to:

                T. Paul Hendrick, Esquire
                Hendrick, Zotian, Bennett & Blancato
                PO Box 5276
                Winston-Salem, North Carolina 27113

or to such other address as LANDLORD may give to TENANT by the notice required herein. Unless otherwise requested, TENANT may make all rental payments to LANDLORD at this address and the same shall be deemed made upon the date of mailing.

        18.   END OF TENANCY:  The TENANT will yield up the
Premises, and all additions thereto (except sign, equipment and trade fixtures installed by TENANT at its expense, which shall remain the property of TENANT), at the termination of the tenancy, in as good and tenantable condition as the same were at the beginning of TENANT'S occupancy, reasonable wear and tear, damage by fire and other casualties, and condemnation, appropriation by eminent domain excepted, and also excepting any damage, disrepair and other conditions that the LANDLORD is obligated hereunder to repair or correct. In the event the TENANT fails to yield up the Premises at the end of the term, with the acquiescence of LANDLORD but without the execution of a new lease, the tenancy shall be deemed to be month-to-month, and shall continue under the same terms and conditions as herein stated.

        19.   ASSIGNMENT AND SUBLETTING:  The TENANT may not
assign or sublet all or any portion of the Premises without the prior written consent of the Landlord
which consent shall not be unreasonably withheld.  Provided, no part of the  Premises shall
be assigned or sublet for a purpose which is unlawful,
dangerous, noxious or offensive.  No
assignment or subletting by the TENANT shall affect the
obligation of the TENANT to
perform all of the covenants required to be performed by the
TENANT under the terms of
the Lease, unless and except LANDLORD shall expressly
relieve TENANT of such
obligation.  Nothing in this Lease shall be construed to
require continuous business operation
by TENANT in the Premises.  In the event TENANT should cease to operate the business
in the Premises and "go dark" for a period in excess of
ninety (90) days, then and in that
event, LANDLORD shall have the option to terminate this
Lease Agreement provided, upon such termination Tenant shall be relieved of all further obligations and liabilities under this Lease Agreement from and after the date of said
termination.  For the purpose of this
paragraph "go dark" shall mean a cessation of business other than for the performance of repairs, maintenance, remodeling, or any closing caused by the negligence or at the request of LANDLORD.  The ninety (90) day period shall begin to run
from the first business day
that TENANT is not open to the public, and no notice by
LANDLORD is required to
commence this ninety (90) day period.   TENANT covenants and


                                13

agrees to give LANDLORD a notice of its intent to "go dark" before it ceases business. Upon notice to
LANDLORD by TENANT of its intentions to "go dark", LANDLORD shall have the option: (1) to require that the TENANT continue to make timely rent payments under the
Lease until completion of the term; or (2) to terminate the Lease immediately, however,
LANDLORD shall grant TENANT another 120 days to vacate the premises and following the vacation of the premises by Tenant, Tenant shall be relived of all further obligations and liabilities under this Lease Agreement.

        20. HAZARDOUS MATERIALS: LANDLORD covenants and agrees to indemnify, protect, defend and hold TENANT harmless (except from hazardous materials placed upon the Center by TENANT) from and against any and all claims, demands, losses, liabilities and penalties (including, without limitation, reasonable attorney's fees at all trial and appellate levels, whether or not suit is brought) arising directly or indirectly from or out of or in any way connected with:

        (a) The presence of any hazardous materials on the real property or within the leased Premises or within the Distribution
              Center  placed there by
              LANDLORD, its agents and employees; or

        (b) Any violation or alleged violation of any local, state or federal environmental law, regulation, ordinance or administrative or judicial order relating to any hazardous materials placed there by LANDLORD, its agents or employees.

        Likewise, TENANT covenants and agrees to indemnify, protect, defend and hold LANDLORD harmless (except from hazardous materials placed upon the Premises, Distribution Center, or real property, by LANDLORD) from and against all claims, demands, losses, liabilities and penalties, including without limitation, reasonable attorney fees at all trial and appellate levels, whether or not suit is brought) arising from:

        (a) The presence of any hazardous materials within the leased Premises or the
              Center brought upon the leased Premises by TENANT, its agents and employees; or

        (b) Any violation or alleged violation of any local, state or federal environmental law, regulation, ordinance or administrative or judicial order relating to any hazardous materials attributable to events occurring before or during the
              TENANT'S occupancy of the leased Premises caused by the acts of the TENANT, its agent or employees.

        21.   SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE:
TENANT does stipulate and agree that within a reasonable period of time after request, but in no event more than twenty (20) days after receipt of the request, TENANT will execute, acknowledge and deliver to LANDLORD, at any time and from time to time, upon demand by LANDLORD, such documents as may be requested by LANDLORD to subordinate the Lease to any ground


                                  14

lease, underlying lease, mortgage, deed
of trust or other lien,
encumbrance or indenture held by any institution or mortgagee, together with any renewals, extensions, modifications, consolidations and replacements thereof to effect such subordination. Provided, however, such instrument of subordination must provide that any successor in interest to the LANDLORD will not disturb
TENANT in its use, possession and
occupancy of the leased Premises in accordance with the Lease. If any holder of any instrument described in the preceding paragraph succeeds to LANDLORD'S interest in the
Premises, TENANT will pay to it all sums subsequently due and payable under the provisions of the Lease. TENANT will, upon request of any one so succeeding to the interest of LANDLORD, automatically become the TENANT of and attorn to such successor in interest without changing the Lease. Upon request by such successor in interest and without cost to LANDLORD or such successor in interest, TENANT will execute, acknowledge and deliver any instrument or instruments confirming this attornment;
provided, however, that such instruments must provide that such successor in interest will not disturb TENANT in its use, possession and occupancy of the Premises in accordance with the Lease.

        22. ESTOPPEL INSTRUMENTS: At LANDLORD'S request, from time to time, the TENANT agrees, within a reasonable period of time after request, but in no event more than twenty (20) days after receipt of the request, to execute, acknowledge and deliver to
LANDLORD a certificate which acknowledges tenancy and possession of the Premises and recites such other facts concerning any provision of the Lease or payment made under the Lease which the mortgagee or prospective mortgagee or a purchaser or prospective purchaser of LANDLORD under an underlying lease or prospective lessor of any premises which includes the Premises may reasonably request. Such certification shall include but shall not be limited to acknowledgments that the TENANT has accepted possession of the
Premises in the condition that it exists as of the date of such certificate, statements that there are no defaults by LANDLORD or TENANT existing under the Lease as of the date of such certificate, statements that neither the Lease, nor the validity, obligation or construction thereof is in arbitration or litigation as of the date of such certificate, and that TENANT, as of the date of such certificate has no charge, lien or claim of offset under this lease or otherwise against rent or other charges due or to become due under the Lease.

        23. BENEFIT: The Lease and all of the covenants and provisions thereof shall inure to the benefit of and be binding upon the heirs, legal representatives, successors and assigns of the parties hereto. Each provision hereby shall be deemed both a covenant and a condition and shall run with the land.

        24. HEADINGS: The paragraph headings appearing in the Lease are for reference only and shall not be considered a part of the lease or in any way to modify, amend or affect the provisions thereof.

        25. COMPLETE AGREEMENT: This written Lease contains the complete agreement of the parties with reference to the leasing of the Premises. No


                                   15

waiver of any breach of covenant herein shall be construed as a waiver of the covenant itself or any subsequent breach thereof.

        28.   RIGHT TO TERMINATE LEASE FOR STRUCTURAL DEFECTS:
Notwithstanding any provisions of the Lease to the contrary, in the event that any governmental or other authorized agency or any structural engineer licensed in the state where the Premises are located declares the Premises as structurally unfit for occupancy, and such condition is not the fault of TENANT arising on or after February 1, 1994, TENANT shall have the unconditional right to immediately declare the Lease null and void. Provided, however, that TENANT stipulates and agrees to give LANDLORD notice of any such structural defects within five (5) days after discovery by TENANT or notice to TENANT from any governmental agency or structural engineer and LANDLORD shall have twenty (20) business days to commence repairs.

        29. TRANSFER OF LANDLORD'S INTEREST: In the event of the sale, assignment or transfer by LANDLORD of its interest in the Distribution Center or in the
Lease (other than a collateral assignment to secure a debt to LANDLORD) to a successor in interest who expressly assumes the obligations of LANDLORD under this lease,
LANDLORD shall thereupon be released and discharged from all of its covenants and obligations under this lease, except those obligations that have accrued prior to such sale, assignment or transfer; and TENANT agrees to look solely to the successor in interest of
LANDLORD for the performance of those obligations.
LANDLORD'S assignment of the Lease, or any or all of its rights in the Lease, shall not affect TENANT'S obligations hereunder, and TENANT shall attorn and look to the assignee as LANDLORD, provided
TENANT has first received written notice of the assignment of LANDLORD'S interest.

        31. RECORDATION OF LEASE: This lease shall not be recorded. However, after the Rent Commencement Date, the parties agree upon request to execute a short form "Memorandum of Lease" in statutory form, which shall include the Rent Commencement
Date and the expiration dates of this lease. Either party may record the Memorandum of Lease at it own expense.

        32. GOVERNING LAW: This lease and the rights of the parties thereto shall be governed by and construed in accordance with the laws of the State of North Carolina.

        33. SEVERABILITY: If any provision of the Lease shall be invalid or unenforceable, the rest and remainder of this lease shall not be effected thereby and each term and provision of this lease shall be valid and be enforced to the full extent permitted by law.

        34.   TIME IS OF THE ESSENCE:  The time
and performance of all the covenants, conditions and agreements of this lease is of the essence of this agreement; it being agreed that this provision shall in no event be construed as vitiating any of the cure.
For compliance set forth by virtue of the terms and provisions of this lease.


                                17

        35. RELATIONSHIP OF PARTIES: Nothing herein shall be construed so as to constitute a joint venture or partnership between LANDLORD and TENANT.

        36. SUBMISSION OF LEASE: Submission of this Lease for examination does not constitute an offer to lease or a reservation of or option for the Premises, and this lease shall be effected only upon execution and delivery thereof by LANDLORD and TENANT. IN WITNESS WHEREOF, the parties hereby have caused this lease to be executed the day and year first above written or on the date given below.

        This the ________ day of __________________, 19__.
.

                                    LANDLORD:

                                    P.B. Realty, Inc.


                                    By:  __________________________

                                      Its: _______________________________



                                    TENANT:


                                    Brendle's Stores, Inc.



                                    By: ___________________________


                                    Its: Chief Executive Officer and President

                                17